UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §.240.14a-12

CHEVRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Chevron
YOUR VOTE IS
IMPORTANT.
PLEASE JOIN YOUR
FELLOW STOCKHOLDERS
AND VOTE TODAY.

Chevron
Dear Stockholder,
You should have recently received proxy material regarding Chevron Corporation’s 2017 Annual Meeting of Stockholders to be held on May 31, 2017. Your vote is important. If you have not voted, please do so.
For your convenience, we are enclosing a new voting form. Please vote your shares by Internet, telephone or mail by following the instructions on the back of the voting form.
Thank you for your investment in Chevron.
YOUR VOTE IS IMPORTANT VOTE NOW SO WE HAVE YOUR VOTE BY MAY 31
Vote By Internet: Go to www.proxyvote.com or, from a smart phone, scan the QR Barcode that appears on your voting form. Have your control number listed on the voting form ready and follow the instructions.
Vote by Phone: Call the toll free number listed on your voting form. Have your control number listed on the voting form ready and follow the instructions.
Vote By Mail: Mark, sign, and date your voting form and return it in the postage-paid return envelope included in this mailing.
Confidential Voting: Chevron has a confidential voting policy to protect the privacy of your vote.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 31, 2017. CHEVRON CORPORATION Meeting Information Meeting Type:     Annual For holders as of:    April 3, 2017 Date:    May 31, 2017    Time:    8:00 a.m., CDT Location: Chevron U.S.A., Inc. 6301 Deauville Boulevard Midland, TX 79706    You are receiving this communication because you hold shares in Chevron Corporation. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain E30319-P89834-Z69669

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of the 2017 Annual Meeting, the 2017 Proxy Statement, and the 2016 Annual Report How to View Online: Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or from a smart phone, scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these materials for this meeting or for future meetings, you must request one. There is NO charge for requesting a copy.    Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2017 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote In Person: Please review the proxy materials for instructions on how to preregister for and obtain an admission ticket to the Annual Meeting. To be admitted to the Annual Meeting, you must have a government-issued photo identification and an admission ticket. THIS NOTICE DOES NOT SERVE AS AN ADMISSIONTICKET. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or, from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Important Notice Regarding Admission to the 2017 Annual Meeting Stockholders or their legal proxy holders who wish to attend theAnnual Meeting must preregister with and obtain an admission ticket from Chevron’s Corporate Governance Department. Tickets will be distributed on a first-come, first-served basis. Requests for admission tickets must be received by Chevron no later than 5:00 p.m. PDT on Thursday, May 25, 2017. For complete instructions for preregistering and obtaining an admission ticket, see page 81 of the Proxy Statement. E30320-P89834-Z69669

Voting Items

If you wish to vote in accordance with the Board of Directors' recommendations, you need only sign, date, and return this proxy card.

Your Board recommends you vote FOR the election of the following Board Nominees for Director 1a through 1l:

		For	Against	Abstain
1a.	W. M. Austin	☐	☐	☐
1b.	L. F. Deily	☐	☐	☐
1c.	R. E. Denham	☐	☐	☐
1d.	A. P. Gast	☐	☐	☐
1e.	E. Hernandez, Jr.	☐	☐	☐
1f.	J. M. Huntsman Jr.	☐	☐	☐
1g.	C. W. Moorman IV	☐	☐	☐
1h.	D. F. Moyo	☐	☐	☐
1i.	R. D. Sugar	☐	☐	☐
1j.	I. G. Thulin	☐	☐	☐
1k.	J. S. Watson	☐	☐	☐
1l.	M. K. Wirth	☐	☐	☐

Your Board recommends you vote FOR Board proposals 2 and 3:

		For	Against	Abstain
2.	Ratification of Appointment of PWC as Independent Registered Public Accounting Firm	☐	☐	☐
3.	Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐

Your Board recommends you vote 1 Year on Board proposal 4:

		1 Year	2 Years	3 Years	Abstain
4.	Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation	☐	☐	☐	☐

Your Board recommends you vote AGAINST stockholder proposals 5 through 11:

		For	Against	Abstain
5.	Report on Lobbying	☐	☐	☐
6.	Report on Feasibility of Policy on Not Doing Business With Conflict Complicit Governments	☐	☐	☐
7.	Report on Climate Change Impact Assessment	☐	☐	☐
8.	Report on Transition to a Low Carbon Economy	☐	☐	☐
9.	Adopt Policy on Independent Chairman	☐	☐	☐
10.	Recommend Independent Director with Environmental Expertise	☐	☐	☐
11.	Set Special Meetings Threshold at 10%	☐	☐	☐

E30321-P89834-Z69669

Non-Voting Items THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CHEVRON CORPORATION The undersigned stockholder of Chevron Corporation hereby appoints John S. Watson, R. Hewitt Pate, and Mary A. Francis, and each of them, proxy holders of the undersigned, each with full power of substitution, to represent and to vote all the shares of Chevron Corporation common stock held of record by the undersigned on Monday, April 3, 2017 at Chevron Corporation’s Annual Meeting of Stockholders, to be held on Wednesday, May 31, 2017, and any adjournment or postponement thereof. The proxy holders will vote as directed by the undersigned. If the undersigned signs, dates, and returns this proxy card but gives no directions for voting, the proxy holders will vote in accordance with the Board’s recommendations. The proxy holders will vote in accordance with their discretion on such other matters as may properly come before the meeting and any adjournment or postponement thereof, including, without limitation, any proposal to adjourn the meeting to a later time and place for the purpose of soliciting additional proxies, unless the undersigned strikes out this sentence. If shares of Chevron Corporation common stock are issued to or held for the account of the undersigned under employee stock or retirement bene?t plans and voting rights are attached to such shares (an “Employee Voting Plan”), the undersigned hereby directs the respective ?duciary of each applicable Employee Voting Plan to vote all shares of Chevron Corporation common stock held in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein, at Chevron Corporation’s Annual Meeting of Stockholders and any adjournment or postponement thereof, on all matters properly coming before the meeting, including but not limited to the matters set forth on the reverse side. If the undersigned has shares in an Employee Voting Plan and does not vote those shares, the Employee Voting Plan ?duciary may or may not vote the shares, in accordance with the terms of the Employee Voting Plan. All votes of Employee Voting Plan shares must be received by the respective ?duciary by 11:59 P.M., EDT, Thursday, May 25, 2017, or other Employee Voting Plan cutoff date determined by the Employee Voting Plan ?duciary, in order to be counted. Employee Voting Plan shares may not be voted at the meeting. Your telephone or Internet vote authorizes the named proxy holders and/or the respective Employee Voting Plan ?duciary to vote the shares in the same manner as if you marked, signed, and returned your proxy form. If you vote your proxy via telephone or Internet, you do not need to mail back your proxy card. If you vote by mail, please mark, sign, date, and return the proxy card on the reverse side and return it using the enclosed postage-paid envelope or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Authorized Signatures—This section must be completed for your instructions to be executed. Signature 1—(Please sign on line) Signature 2—(Joint Owners) Date—(Please print date)    E30322-P89834-Z69669